UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

GT Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-08092 (Commission File Number)	94-1620407 (IRS Employer Identification No.)

9350 Wilshire Blvd. Suite 203
Beverly Hills, CA 90212
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchangeon which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant

Resignation of Independent Registered Accounting Firm.

On December 28, 2020, GT Biopharma, Inc., a Delaware corporation (the “Company”), was informed that its independent registered public accounting firm, Seligson & Giannattasio, LLP (“S&G”), had resigned as of December 28, 2020.

The audit reports of S&G on our financial statements for the years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than the statements related to our Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2018 and December 31, 2019, and through the subsequent interim period preceding S&G’s resignation, there were no disagreements between the Company and S&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of S&G would have caused them to make reference thereto in their reports on our financial statements for such years. During the fiscal years ended December 31, 2018 and December 31, 2019, and through the subsequent interim period preceding S&G’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On December 30, 2020, the Company provided S&G with its disclosures in this Current Report on Form 8-K disclosing the resignation of S&G and requested in writing that S&G furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with such disclosure. A copy of S&G’s response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Independent Accounting Firm.

In connection with the resignation of S&G, the Board of Directors of the Company approved the engagement of Weinberg & Company, P.A. (“Weinberg”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2019, and through the subsequent interim period preceding Weinberg’s engagement, the Company did not consult with Weinberg on either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Weinberg did not provide either a written report or oral advice to us that Weinberg concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

16.1
Letter from Seligson & Giannattasio, LLP

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: December 31, 2020	By:	/s/ Michael Handelman
Michael Handelman
Chief Financial Officer

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